                          DELAWARE GROUP ADVISER FUNDS

                        Delaware Diversified Income Fund
                                  (the "Fund")

                      Supplement to the Fund's Prospectuses
                             dated February 28, 2007

On August 16,  2007,  the Board of  Trustees  of Delaware  Group  Adviser  Funds
unanimously  voted to approve  changes to the Fund's  investment  strategies and policies to: (1) broaden the Fund`s  investment  authority to invest in swaps of up to 30 years and (2) permit  the Fund to invest  without  restriction  in loan participations.  In  addition,  Kevin P. Loome has been added as a member of the team that has primary  responsibility  for making  investment  decisions for the
Fund.

All new or revised  investment  authority is effective 60 days after the date of this Supplement.

The following information about Loan participations is added to the table in the section  entitled "How we manage the Fund - The  securities we typically  invest
in."

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Loan participations: An interest in a     The Fund may invest without
loan or other direct indebtedness,        restriction in loan
such as an assignment, that entitles      participations that meet the
the acquiring of such interest to         credit standards established by
payments of interest, principal,          the portfolio managers.  The
and/or other amounts due under the        portfolio managers perform
structure of the loan or other direct     their own independent credit
indebtedness. In addition to being        analysis on each borrower and
structured as secured or unsecured        on the collateral securing each
loans, such investments could be          loan.  The portfolio managers
structured as novations or assignments    consider the nature of the
or represent trade or other claims        industry in which the borrower
owed by a company to a supplier.          operates, the nature of the
                                          borrower's assets, and the
                                          general quality and
                                          creditworthiness of the
                                          borrower.  The Fund may invest
                                          in loan participations in order
                                          to enhance total return, to
                                          affect diversification or to
                                          earn additional income.  The
                                          Fund will not use loan
                                          participations for reasons
                                          inconsistent with its
                                          investment objective.
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The following replaces the portion of the table related to Interest rate risk in the section  entitled  "How we manage the Fund - The risks of  investing  in the
Fund."

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Interest rate risk is the risk that      We limit the amount of the
securities, particularly bonds with      Fund's assets invested in any
longer maturities, will decrease in      one industry and in any
value if interest rates rise and         individual security.
increase in value if interest rates
fall.  Investments in equity             The Fund is subject to various
securities issued by small- and          interest rate risks depending
medium-sized companies, which often      upon its investment objectives
borrow money to finance operations,      and policies.  We cannot
may also be adversely affected by        eliminate this risk, but we do
rising interest rates.                   try to address it by monitoring
                                         economic conditions, especially
Swaps may be particularly sensitive to   interest rate trends and their
interest rate changes.  Depending on     potential impact on the Fund. We
the actual movements of interest rates   do not try to increase returns
and how well the portfolio manager       on the Fund's investments in
anticipates them, a fund could           debt securities by predicting
experience a higher or lower return      and aggressively capitalizing on
than anticipated.  For example, if a     interest rate movements.
fund holds interest rate swaps and is
required to make payments based on       By investing in swaps, the Fund
variable interest rates, it will have    is subject to additional
to make increased payments if interest   interest rate risk. Each
rates rise, which will not necessarily   business day, we will calculate
be offset by the fixed-rate payments     the amount the Fund must pay for
it is entitled to receive under the      any swaps it holds and will
swap agreement.                          designate enough cash or other
                                         liquid securities to cover that
                                         amount.

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The following replaces the portion of the table related to Liquidity risk in the section entitled "How we manage the Fund - The risks of investing in the Fund."

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Liquidity risk is the possibility that   We limit exposure to illiquid
securities cannot be readily sold        securities to no more than 15%
within seven days at approximately the   of the Fund's net assets.
price at which a fund has valued them.

The high yield secondary market is
particularly susceptible to liquidity
problems when institutional investors,
such as mutual funds and certain other
financial institutions, temporarily
stop buying bonds for regulatory,
financial, or other reasons.
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The  following  information  about Loans and other direct  indebtedness  risk is added to the table in the section  entitled  "How we manage the Fund - The risks of investing in the Fund."

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Loans and other direct indebtedness      These risks may not be
risk involves the risk that a fund       completely eliminated, but we
will not receive payment of principal,   will attempt to reduce these
interest, and other amounts due in       risks through portfolio
connection with these investments and    diversification, credit
will depend primarily on the financial   analysis, and attention to
condition of the borrower. Loans that    trends in the economy,
are fully secured offer a fund more      industries, and financial
protection than an unsecured loan in     markets. Should we determine
the event of non-payment of scheduled    that any of these securities are
interest or principal, although there    illiquid, these would be subject
is no assurance that the liquidation     to the Fund's restrictions on
of collateral from a secured loan        illiquid securities.
would satisfy the corporate borrower's
obligation, or that the collateral can
be liquidated. Some loans or claims
may be in default at the time of
purchase. Certain of the loans and the
other direct indebtedness acquired by
a fund may involve revolving credit
facilities or other standby financing
commitments which obligate a fund to
pay additional cash on a certain date
or on demand. These commitments may
require a fund to increase its
investment in a company at a time when
that fund might not otherwise decide
to do so (including at a time when the
company's financial condition makes it
unlikely that such amounts will be
repaid). To the extent that a fund is
committed to advance additional funds,
it will at all times hold and maintain
in a segregated account cash or other
high-grade debt obligations in an
amount sufficient to meet such
commitments.

As a fund may be required to rely upon
another lending institution to collect
and pass onto a fund amounts payable
with respect to the loan and to
enforce a fund's rights under the loan
and other direct indebtedness, an
insolvency, bankruptcy, or
reorganization of the lending
institution may delay or prevent a
fund from receiving such amounts. The
highly leveraged nature of many such
loans and other direct indebtedness
may make such loans and other direct
indebtedness especially vulnerable to
adverse changes in economic or market
conditions. Investments in such loans
and other direct indebtedness may
involve additional risk to a fund.
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The following paragraphs are added to the section entitled "Who manages the Fund
- Portfolio managers."

Paul Grillo, Philip R. Perkins,  Thomas H. Chow, Roger A. Early, Kevin P. Loome,
Wen-Dar  Chen,  and Victor  Mostrowski  have primary  responsibility  for making day-to-day investment decisions for the Fund.

Kevin P. Loome, CFA, Senior Vice President,  Senior Portfolio  Manager,  Head of
High Yield Investments
Mr. Loome is head of the High Yield fixed income team, responsible for portfolio construction  and  strategic  asset  allocation  of all high yield fixed  income assets. Prior to joining Delaware Investments in August 2007, Mr. Loome spent 11 years at T.  Rowe  Price,  starting  as an  analyst  and  leaving  the firm as a portfolio  manager.  He began his career  with  Morgan  Stanley  as a  corporate finance  analyst in the New York and London  offices.  Mr.  Loome  received  his bachelor's  degree in commerce from the University of Virginia and earned an MBA from the Tuck School of Business at Dartmouth.

                Please keep this Supplement for future reference.

This Supplement is dated August 29, 2007.